UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2021

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road, Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Sale and Lease back of Principal Premises

On April 23, 2021, Yunhong CTI Ltd. (the “Company”) entered into a Purchase and Sale Agreement (the “PSA”) with a purchaser (the “Purchaser”) pursuant to which the Company sold its facility in Lake Barrington, Illinois (the “Lake Barrington Facility”) , in which our headquarters office, production and warehouse space are located to the Purchaser. The sale price for the property was $3,500,000, consisting of $2,000,000 in cash and the issuance of promissory note (“Purchaser Promissory Note”) with a principal amount of $1,500,000, due and payable on May 3, 2021. Concurrently with the closing under the Purchase and Sale Agreement, the Company and the Purchaser entered into a lease agreement (the “Lease”) pursuant to which the Company agreed to lease the Lake Barrington Facility from the Purchaser for a period of ten years. The annual base rent commences at $500,000 for the first year of the term and escalates annually to $652,386 during the last year of the term of the Lease.

Amendment to Agreement with PNC Bank, National Association

As previously disclosed on the Company’s Current Report on Form 8-K filed, on December 14, 2017, the Company entered into a Revolving Credit, Term Loan and Security Agreement (the “Loan Agreement”) with PNC Bank, National Association (the “Lender”). Concurrently with the PSA and the Lease, the Company entered into a Consent, Forbearance and Amendment No. 6 to Revolving Credit, Term Loan and Security Agreement (the “Amendment Agreement”) with the Lender. Prior to entering into the Amendment Agreement, the Lender had notified the Company that various events of default had occurred under the Loan Agreement (the “Existing Defaults”) and were continuing. Pursuant to the Amendment Agreement, the Lender consented to the transactions undertaken pursuant to the PSA and Lease, as required under the Loan Agreement. As a condition to the Amendment Agreement, the Company agreed that the full $2,000,000 cash proceeds from the sale of the Lake Barrington Facility would be applied to repay the $2,000,000 term loan owed to the Lender pursuant to the Loan Agreement. The Company further agreed to the $1,500,000 from the payment of the proceeds from the Purchaser Promissory Note will be applied to amounts due and owing to the Lender under the revolving credit advances, thereby reducing the revolving credit advanced as of April 23, 2021 from $6,095,270.35 to $4,595,270.35. Pursuant to the Amendment Agreement, the Lender agreed to forbear from rights and remedies with respect to the Existing Event of Defaults under the Loan Agreement for a period ending on the earlier of September 30, 2021, the occurrence of a new event of default under the Loan Agreement, or the occurrence of a Termination Event (as defined therein). Additionally, certain additions and amendments to the Loan Agreement were set forth in the Amendment Agreement, including:

●	The Maximum Revolving Advance Amount is reduced from $18,000,0000 to $9,000,000;
●	The Termination Date of the Loan Agreement is revised from December 14, 2022 to December 31, 2021;
●

On or before June 30, 2021, or such later date as the Lender agrees in its sole discretion, the Company shall receive an equity investment of at least $1,500,000 and apply 100% of the proceeds to a reduction of the Revolving Credit Advance under the Loan Agreement (the “Equity Investment”);

●

On or before August 15, 2021, or such later date as the Lender agrees in its sole discretion, the Company shall deliver to Lender (i) a binding term sheet, in form and substance acceptable to Lender, from a financing source that provides for the refinance and payment in full, in cash, of the obligations owing under the Loan Agreement on or before September 30, 2021, or (ii) evidence, in form and substance satisfactory to the Lender, that certain equity holders of the Company have available and identifiable funds that are on deposit with a depository institution that are sufficient to pay in full, in cash, all of the Company obligations under the Loan Agreement on or before September 30, 2021;

●	On or before September 30, 2021, the Company will cause all of the obligations owing under the Loan Agreement to be paid in full in cash;
●	The Forbearance Reserve (as defined in Amendment No. 5 to the Loan Agreement) shall be increased from $1,025,000 to $2,525,000;
●	Effective August 1, 2021, accounts receivable from Wal-Mart Stores and its affiliates shall no longer be considered eligible receivables;
●	Modifications will be made to the budget, testing and variance provisions of the Loan Agreement.

In consideration for entering into the Loan Amendment, the Company agrees to pay the Lender a Forbearance Fee of $1,000,000. Provided, however, that, so long as no Event of Default under the Loan Agreement has occurred (including as a result of a failure of the Company to pay down the Revolving Loans by $1,500,000 with the proceeds of the Purchaser Promissory Note, (i) if the Company consummates the Equity Investment by June 30, 2021, the Forbearance Fee shall be reduced by $250,000, and (ii) if the Company causes all of the obligations under the Loan Agreement to be paid in full, in cash, on or before September 30, 2021, the Forbearance Fee shall be reduced by an additional $500,000, to $250,000.

Please see Exhibits 10.1, 10.2 and 10.3 to this Form 8-K for the Purchase and Sale Agreement, the Lease and the Amendment Agreement. The foregoing summary of the terms thereof are qualified in their entirety by reference thereto.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

The exhibits listed below are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Purchase and Sale Agreement by and between Yunhong CTI Ltd. and ICY Mellon LLC, dated April 23, 2021
10.2	Form of Lease Agreement between Yunhong CTI Ltd. and ICY Mellon LLC, dated April 23, 2021

10.3	Form Consent, Forbearance and Amendment No. 6 to Revolving Credit, Term Loan and Security Agreement, by and among Yunhong CTI Ltd. and PNC Bank National Association, dated April 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021

CTI INDUSTRIES CORPORATION

By:	/s/ Jennifer Connerty
Jennifer Connerty
Chief Financial Officer